Exhibit 10.12

TENTH AMENDMENT

OF

ENTEGRIS, INC.

401(k) SAVINGS AND PROFIT SHARING PLAN

(2005 Restatement)

Entegris, Inc., a Delaware corporation, has heretofore established and maintains a profit sharing plan (the “Plan”) which, in most recent amended and restated form, is embodied in a document effective August 5, 2005, and entitled “ENTEGRIS, INC. 401(k) SAVINGS AND PROFIT SHARING PLAN (2005 Restatement),” as amended by ninth (collectively, the “Plan Statement”). The Plan Statement is hereby further amended in the following respects:

1.	DEFINITION OF RETIREMENT SAVINGS ACCOUNT. Effective for Plan Years beginning on or after January 1, 2009, Section 1.1.1(b) of the Plan Statement shall be amended to read in full as follows:

(b)	Retirement Savings Account — the Account maintained for each Participant to which are credited the Employer contributions made in consideration of such Participant’s elective contributions pursuant to Section 3.2, or Employer contributions made pursuant to Section 2.3 of Appendix D, together with any increase or decrease thereon.

2.	DEFINITION OF EMPLOYER MATCHING ACCOUNT. Effective for Plan Years beginning on or after January 1, 2009, Section 1.1.1(d) of the Plan Statement shall be amended to read in full as follows:

(d)	Employer Matching Account— the Account maintained for each Participant to which is credited (i) the Participant’s allocable share of the Employer contributions made pursuant to Section 3.3, (ii) the Participant’s interest, if any, in employer matching contributions transferred from any plan that was merged into the Plan, and (iii) Employer contributions made pursuant to Section 3.3 of Appendix D, together with any increase or decrease thereon.

3.	EFFECTIVE DATE FOR INITIAL REDUCTION IN MATCHING CONTRIBUTION RATE. The Principal Sponsor wishes to clarify that Items 1 and 2 of the Ninth Amendment are effective for Employer matching contributions made to the Plan for payroll periods beginning on or after February 22, 2009 and prior to March 22, 2009.

1

4.	EMPLOYER MATCHING CONTRIBUTIONS RATES. Effective for Employer matching contributions made to the Plan for pay periods beginning on or after March 22, 2009, Section 3.3 of the Plan Statement shall be amended to read in full as follows:

3.3.	Employer Discretionary Matching Contributions.

3.3.1. Amount. The Employer may (but shall not be required to) make discretionary matching contributions from year to year during the continuance of the Plan in such amounts as the Employer shall from time to time determine. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

3.3.2. Allocation. The Employer discretionary matching contribution, if any, for a Plan Year shall be allocated to the Employer Matching Accounts of Participants to match a percentage, determined by the Employer, of each Participant’s reduction in Recognized Compensation for each pay period which was agreed to by the Participant pursuant to a Retirement Savings Election; provided, however, that the reduction in Recognized Compensation above a percentage of the Participant’s Recognized Compensation specified by the Employer shall not be used in allocating such contribution. If the Employer makes no such determination for a Plan Year, the “matching percentage” and “matching level” shall each be zero percent (0%) for that Plan Year.

3.3.3. Matching Contributions Determined on an Annual Basis. If the discretionary matching contributions made with respect to any Participant for the Plan Year are less than the matching percentage (designated by the Employer) up to the matching level (designated by the Employer) of the amount of reduction in Recognized Compensation for such Plan Year, then the Employer may, if it so determines, make an additional matching contribution to the Plan so that the total matching contributions with respect to such Participant for such Plan Year will equal the matching percentage up to the matching level of the amount of the Participant’s reduction in Recognized Compensation for such Plan Year.

3.3.4. Allocation. The Employer discretionary matching contribution which is made with respect to a Participant shall be allocated to that Participant’s Employer Matching Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

5.	AUTHORITY TO AMEND PLAN. Effective as of the date this amendment is adopted, Section 9.1 of the Plan Statement shall be amended to read in full as follows:

9.1.	Amendment. The Principal Sponsor reserves the power to amend this Plan Statement in any respect and either prospectively or retroactively or both:

(a)	in any respect by resolution of its Board of Directors; and

(b)	in any respect that does not materially increase the cost of the Plan by action of the Committee;

provided that no amendment shall be effective to reduce or divest the Total Account of any Participant unless the same shall have been adopted with the consent of the Secretary of Labor pursuant to the provisions of ERISA, or in order to comply with the provisions of the Code and the regulations and rulings thereunder affecting the tax-qualified status of the Plan and the deductibility of Employer contributions thereto. Notwithstanding the foregoing, no amendment shall be effective to increase the duties of the Trustee without its consent. No oral or written statement shall be effective to amend the Plan Statement unless it is duly authorized by the Board of Directors or the Committee. The power to amend the Plan Statement may not be delegated. Notwithstanding anything in this Plan Statement to the contrary, the Committee may adopt rules to facilitate compliance with the federal securities laws and all regulations and rules thereunder, including Section 16 of the Securities Exchange Act, which rules may limit rights under the Plan for certain Participants.

6.	AUTHORITY OF BOARD OF DIRECTORS. Effective as of the date this amendment is adopted, Section 12.1.3(a) of the Plan Statement shall be amended to read in full as follows:

(a)	to terminate the Plan,

7.	APPENDIX D, NONDISCRIMINATION TESTING PROVISIONS. Effective for all Plan Years beginning on or after January 1, 2009, Appendix D to the Plan Statement shall be amended by substituting therefore the Appendix D attached to this amendment. The rule in Section 1.1.4 of Appendix D shall be effective for Plan Years beginning on or after January 1, 2008.

8.	SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.

APPENDIX D

401(k), 401(m) & 402(g) COMPLIANCE

Introduction. This Appendix D contains rules for complying with the nondiscrimination provisions of sections 401(k) and 401(m) of the Code and the limitations imposed under section 402(g) of the Code.

Priority. Determinations under this Appendix shall be made in the following order:

(1)	Excess deferrals under Section 1,

(2)	Excess contributions under Section 2,

(3)	Excess aggregate contributions under Section 3.

The amount of excess contributions shall be reduced by excess deferrals previously distributed to such Participant for the Participant’s taxable year ending with or within such Plan Year.

SECTION 1

SECTION 402(g) COMPLIANCE

1.1.	Excess Deferrals.

1.1.1. In General. A Participant may attribute to this Plan any excess deferrals made during a taxable year of the Participant by notifying the Committee in writing not later than the March 1 following such taxable year of the amount of the excess deferral to be assigned to the Plan. A Participant shall be deemed to have notified the Plan of excess deferrals to the extent the Participant has excess deferrals for the taxable year calculated by taking into account only the amount of elective contributions (both pre-tax and Roth contributions) allocated to the Participant’s Retirement Savings Account and, if applicable, Roth Account and to any other plan of the Employer and Affiliates. Notwithstanding any other provision of the Plan Statement, a Participant’s excess deferrals, plus any income and minus any loss allocable thereto, shall be distributed to the Participant no later than the first April 15 following the close of the Participant’s taxable year. If a Participant is eligible to make catch-up contributions pursuant to Section 2 of the Plan Statement but such Participant does not make the catch-up contributions or does not make the maximum allowable catch-up contributions for such taxable year, then the Participant’s excess deferrals shall first be re-characterized as catch-up contributions, to the extent permitted under section 414(v) of the Code, and any remaining excess deferrals, plus any income and minus any loss allocable thereto, shall be distributed to the Participant no later than the first April 15 following the close of the Participant’s taxable year.

1.1.2. Definitions. For purposes of this Appendix, excess deferrals shall mean the amount of elective contributions (both pre-tax and Roth contributions) allocated to the Participant’s Retirement Savings Account and, if applicable, Roth Account for a Participant’s taxable year and which the Participant or the Employer, where applicable, allocates to this Plan pursuant to the claim procedure described below.

1.1.3. Claims. The Participant’s claim shall be in writing; shall be submitted to the Committee not later than March 1 with respect to the immediately preceding taxable year; shall specify the amount of the Participant’s excess deferrals for the preceding taxable year; and shall be accompanied by the Participant’s written statement that if such amounts are not distributed, such excess deferrals, when added to amounts deferred under other plans or arrangements described in sections 401(k), 402A, 408(k), 408(p), 457, 501(c)(18) or 403(b) of the Code, will exceed the limit imposed on the Participant by section 402(g) of the Code for the taxable year in which the deferral occurred. If the Participant made any Roth contributions during the preceding taxable year, the Participant’s claim shall also specify the extent to which, if any, the excess deferrals are comprised of Roth contributions. The Employer shall notify the Plan on behalf of the Participant where the excess deferrals occur in the Plan or the combined plans of the Employer and Affiliates. Such notification shall provide that distribution of the excess deferrals shall be made first from the Participant’s Retirement Savings Account, to the extent pre-tax elective contributions were made for the taxable year, and then from the Participant’s Roth Account to the extent Roth contributions were made for the taxable year, unless the Participant specifies otherwise.

1.1.4. Determination of Income or Loss. The excess deferrals shall be adjusted for income or loss for the taxable year (but not the gap period). Unless the Committee and the recordkeeper for the Plan agree otherwise in writing, the income or loss allocable to excess deferrals shall be determined by multiplying the income or loss allocable to the Participant’s elective contributions for the Plan Year ending within such preceding taxable year by a fraction, the numerator of which is the excess deferrals on behalf of the Participant for such preceding taxable year and the denominator of which is the sum of the Participant’s account balances attributable to elective (both pre-tax and Roth) contributions on the Valuation Date coincident with or immediately before the last day of such preceding taxable year, without regard to any income or loss occurring during such preceding taxable year.

1.1.5. Accounting for Excess Deferrals. Excess deferrals shall be distributed from the Participant’s Retirement Savings Account and, if applicable, the Participant’s Roth Account.

1.1.6. Orphaned Matching Contributions. If excess deferrals are distributed pursuant to this Section 1.1, applicable matching contributions under Section 3.3 of the Plan Statement shall be treated as forfeitures and reallocated as provided in Section 6.2 of the Plan Statement.

SECTION 2

SECTION 401(k) COMPLIANCE

2.1.	Section 401(k) Compliance.

2.1.1.	Special Definitions. For purposes of this Section 2, the following special definitions shall apply:

(a)	An eligible employee means an individual who is entitled to provide a Retirement Savings Election for all or a part of the Plan Year (whether or not the individual does so). If, for any Plan Year, the individuals who have not satisfied the minimum age and service requirements specified in section 410(a)(1) of the Code (i.e., have not completed one (1) year of service and attained age twenty-one (21) years), would satisfy the requirements of section 410(b)(1) (i.e., the “ratio percentage” or “average benefit percentage” coverage test) if tested separately from other eligible employees, then for that Plan Year, the individuals who have not satisfied the minimum age and service requirements with respect to that Plan Year may, at the election of the Committee, be entirely excluded from consideration in determining who is an eligible employee. Alternatively, the Committee may, if it so elects, exclude from consideration in determining who is an eligible employee only those individuals who have not satisfied the minimum age and service requirements specified in section 410(a)(1) of the Code and are not Highly Compensated Employees with respect to that Plan Year.

(b)	An eligible Highly Compensated Employee (“eligible HCE”) means an eligible employee who is a Highly Compensated Employee.

(c)	An eligible Nonhighly Compensated Employee (“eligible NHCE”) means an eligible employee who is not a Highly Compensated Employee.

(d)	Deferral percentage means the ratio (calculated separately for each eligible employee) of:

(i)	the total amount, for the Plan Year, of Employer contributions credited to the eligible employee’s Retirement Savings Account and, if applicable, Roth Account excluding:

(A)	any catch-up elective contributions,

(B)	the excess deferrals, as defined in Section 1 of this Appendix, of any eligible NHCE, and

(C)	any Employer contributions to the Retirement Savings Account and, if applicable, Roth Account used in determining the contribution percentage in Section 3.1.1(d)(i) of this Appendix,

and including:

(A)	the excess deferrals, as defined in Section 1 of this Appendix, of any eligible HCE but only to the extent such excess deferrals are attributable to this Plan (or any other plan of the Employer and all Affiliates), and

(B)	if the Committee elects, all or a portion of the amount of Employer contributions credited to the eligible employee’s Employer Matching Account that are not used in determining the contribution percentage in Section 3.1.1(d)(i) of this Appendix, provided such Employer matching contributions are fully (100%) vested and not available for in-service distribution prior to the Participant’s attainment of age 59-1/2, whether for hardship or otherwise, to

(ii)	the eligible employee’s compensation, as defined below, for the portion of such Plan Year that the employee is an eligible employee.

For this purpose, Employer contributions will be considered made in the Plan Year if they are allocated as of a date during such Plan Year and are delivered to the Trustee within twelve (12) months after the end of such Plan Year.

(e)	Compensation means compensation for services performed for the Employer defined as “§ 415 compensation” in Appendix A to this Plan Statement. Notwithstanding the definition of “§ 415 compensation” in Appendix A to this Plan Statement compensation shall always be determined on a cash (and not on an accrual) basis and compensation shall be determined on a Plan Year basis (which is not necessarily the same as the limitation year). Except as provided in Section 2.1.2(b) of this Appendix, compensation for purposes of this Section 2 shall be limited to the portion of such Plan Year that the employee is an eligible employee. An eligible employee’s compensation for a Plan Year shall not exceed the annual compensation limit under section 401(a)(17) of the Code, which is Two Hundred Forty-Five Thousand Dollars ($245,000) for 2009 (as adjusted under the Code for cost-of-living increases).

(f)	Average deferral percentage means, for a specified group of eligible employees for the Plan Year, the average of the deferral percentages for all eligible employees in such group.

(g)	Plan’s 401(k) representative contribution rate means the greater of:

(i)	the lowest applicable contribution rate of any eligible NHCE among a group of eligible NHCEs that consists of at least one-half (1/2) of all eligible NHCEs for the Plan Year, or

(ii)	the lowest applicable contribution rate of any eligible NHCE in the group of all eligible NHCEs who are employed on the last day of the Plan Year.

(h)	Applicable contribution rate means, for an eligible NHCE for the Plan Year, the ratio of:

(i)	the total amount, for the Plan Year, of Employer qualified nonelective contributions credited to the eligible NHCE’s Retirement Savings Account and of Employer contributions credited to the eligible NHCE’s Employer Matching Account that are used in determining the deferral percentage in Section 2.1.1(d)(i) of this Appendix, to

(ii)	the eligible employee’s compensation, as defined above, for the portion of such Plan Year that the employee is an eligible employee.

2.1.2.	Special Rules. For purposes of this Section 2.1, the following special rules apply:

(a)	Rounding. The deferral percentage of each eligible employee and the average deferral percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent.

(b)	HCE Eligible to Participate in Multiple Plans. The deferral percentage of any eligible HCE who is eligible to participate in any other plan of the Employer and all Affiliates to which Employer contributions are made on behalf of the eligible HCE pursuant to a deferral election (whether direct or indirect), shall be equal to the ratio of:

(i)	the sum of all such Employer contributions, and if used to determine the deferral percentage of eligible employees, matching contributions (as defined in section 401(m)(4)(A) of the Code which meet the requirements of sections 401(k)(2)(B) and 401(k)(2)(C) of the Code) or qualified nonelective contributions (within the meaning of section 401(m)(4)(C) of the Code), or both, under all such plans for the Plan Year.

(ii)	the eligible employee’s compensation (as defined in Section 2.1.1 of this Appendix) for the entire Plan Year.

If an eligible HCE participates in two or more plans of the Employer and all Affiliates that have different plan years, all elective (pre-tax and Roth) contributions (and, if used to determine the deferral percentage of eligible employees, matching contributions or qualified nonelective contributions, or both) made during the Plan Year under all such plans (other than those that may be permissively aggregated) shall be aggregated. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated pursuant to section 1.401(k)-1(b)(4) of the Income Tax Regulations.

(c)	Permissive Aggregation. If this Plan satisfies the requirements of Sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 2.1 shall be applied by determining the average deferral percentage of eligible employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year and use the same 401(k) testing method.

2.1.3.	The 401(k) Tests-Current Year Testing Method. Notwithstanding the foregoing provisions, at least one of the following two (2) tests must be satisfied for each Plan Year:

Test 1:	The average deferral percentage for the group of eligible HCEs for the current Plan Year is not more than the average deferral percentage for the group of eligible NHCEs for the current Plan Year multiplied by one and twenty-five hundredths (1.25).

Test 2:	The excess of the average deferral percentage for the group of eligible HCEs for the current Plan Year over the average deferral percentage for the group of all eligible NHCEs for the current Plan Year is not more than two (2) percentage points, and the average deferral percentage for the group of eligible HCEs for the current Plan Year is not more than the average deferral percentage for the group of all eligible NHCEs for the current Plan Year multiplied by two (2).

The Committee may elect to substitute the average deferral percentage for the group of all eligible NHCEs for the preceding Plan Year for the average deferral percentage for the group of all other eligible NHCEs for the current Plan Year in Tests 1 and 2 above (i.e., elect the prior year testing method) only if:

(a)	the Plan has used the current year testing method for each of the five (5) preceding Plan Years (or if lesser, the number of Plan Years the Plan has been in existence, including years in which the Plan was a portion of another plan), or

(b)	as a result of a merger or acquisition described in section 410(b)(6)(C)(i) of the Code, the Employer maintains this Plan, which uses the current year testing method, and another plan, which uses the prior year testing, and the Committee changes this Plan’s testing method to the prior year testing method within the transition period described in Section 410(b)(6)(C)(ii) of the Code.

2.1.4.	Preventative Action Prior to Plan Year End. If the Committee determines that neither of the tests described in Section 2.1.3 will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the Committee may from time to time establish (and modify) a maximum amount of contributions (both pre-tax and Roth) that can be made pursuant to a Retirement Savings Election by eligible HCEs that is less than the amount that would otherwise be permitted. No contributions shall be permitted to be made in excess of that maximum after the date such maximum is effective. The Committee shall prescribe rules concerning such modifications, including the frequency of applying the tests described in Section 2.1.3 and the commencement and termination dates for any modifications.

2.2.	Distribution of Excess Contributions.

2.2.1.	In General. Notwithstanding any other provision of the Plan Statement, excess contributions for a Plan Year, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year, to eligible HCEs as determined in this Section.

2.2.2.	Determining Excess Contributions. For purposes of this Section 2.2, excess contributions shall mean, with respect to any Plan Year, the excess of:

(a)	the aggregate amount of Employer contributions taken into account in computing the average deferral percentage of eligible HCEs for such Plan Year, over

(b)	the maximum amount of such contributions permitted by the section 401(k) test described in Section 2.1 of this Appendix. Such maximum amount of contributions shall be determined by reducing (not distributing) eligible HCEs’ contributions as follows:

(i)	The contributions made pursuant to a Retirement Savings Election of the eligible HCE who has the highest deferral percentage (as defined in Section 2.1 of this Appendix) shall be reduced by the amount required to cause such eligible HCE’s deferral percentage to equal the next highest deferral percentage of an eligible HCE.

(ii)	If neither of the tests is satisfied after such reduction, the contributions made pursuant to a Retirement Savings Election of the eligible HCEs who then have the highest deferral percentage (including those eligible HCEs whose contributions were reduced under (i) above) shall be reduced by the amount required to cause such eligible HCEs’ deferral percentage to equal the next highest deferral percentage of an eligible HCE.

(iii)	If neither of the tests is satisfied after such reduction, this method of reduction shall be repeated one or more additional times until one of the tests is satisfied.

2.2.3.	Method of Distributing Excess Contributions. Excess contributions, plus any income and minus any loss allocable thereto, shall be distributed from the eligible HCE’s Retirement Savings Account and, if applicable, Roth Account. If the Participant made both pre-tax elective contributions and Roth contributions for the Plan Year, the distribution of excess contributions shall be made first from the Participant’s Retirement Savings Account, to the extent pre-tax elective contributions were made during the Plan Year, and then from the Participant’s Roth Account, to the extent Roth contributions were made during the Plan Year, unless the Participant specifies otherwise. If the excess contributions exceed the amount of Employer contributions credited to the eligible HCE’s Retirement Savings Account and, if applicable, Roth Account for such Plan Year, then the remaining excess contributions, plus any income and minus any loss allocable thereto, shall be distributed from the eligible HCE’s Employer Matching Account but only if matching contributions (as defined in Section 401(m)(4) of the Code which meet the requirements of Sections 401(k)(2)(B) and 401(k)(2)(C) of the Code) are used to determine the deferral percentage under Section 2.1.1(d) of this Appendix for such Plan Year. The amount of excess contributions to be allocated and distributed on behalf of each eligible HCE for the Plan Year shall be equal to the amount of reduction determined as follows:

(a)	The contributions made pursuant to a Retirement Savings Election of the eligible HCE who has the highest dollar amount of such contributions shall be reduced by the amount required to cause such eligible HCE’s contributions to equal the next highest dollar amount contributed by eligible HCEs (and the amount credited pursuant to Section 3.2 of the Plan Statement, and the applicable amount, if any, credited pursuant to Section 3.3 of the Plan Statement shall be reduced accordingly).

(b)	If any excess contributions remain after performing (a), then the eligible HCEs who have the next highest dollar amount of contributions made pursuant to a Retirement Savings Election (including those eligible HCEs reduced under (a) above) shall be reduced by the amount required to cause such eligible HCEs’ contributions to equal the next highest dollar amount contributed by eligible HCEs (and the amount credited pursuant to Section 3.2 of the Plan Statement, and the applicable amount, if any, credited pursuant to Section 3.3 of the Plan Statement shall be reduced accordingly).

(c)	If any excess contributions remain after performing (a) and (b), this method of reduction shall be repeated one or more additional times until no excess contributions remain.

Provided, however, if the total amount of reduction determined in (a), (b) and (c) would be greater than the amount of excess contributions, then the final reduction amount shall be decreased so that the total amount of reductions equals the amount of excess contributions. If excess contributions are allocated to an eligible HCE who is eligible to make catch-up contributions to this Plan and who does not make the maximum allowable catch-up contributions for such Plan Year under Section 414(v) of the Code, then such excess contributions shall first be re-characterized as catch-up contributions, to the extent permitted under section 414(v) of the Code, and any remaining excess contributions shall be distributed from the eligible HCE’s Retirement Savings Account and, if applicable, Roth Account.

2.2.4.	Determination of Income or Loss. The excess contributions to be distributed to any eligible HCE shall be adjusted for income or loss for the Plan Year (but not the gap period). Unless the Committee and the recordkeeper for the Plan agree otherwise in writing, the income or loss allocable to excess contributions to be distributed shall be determined by multiplying the income or loss allocable to the eligible HCE’s elective (both pre-tax and Roth) contributions, and if used to determine an eligible HCE’s deferral percentage under Section 2.1 of this Appendix, matching contributions (as defined in Section 401(m)(4) of the Code which meet the requirements of Sections 401(k)(2)(B) and 401(k)(2)(C) of the Code) for the Plan Year by a fraction, the numerator of which is the excess contributions to be distributed to the eligible HCE for the Plan Year and the denominator of which is the sum of the eligible HCE’s account balances attributable to elective (both pre-tax and Roth) contributions and such matching contributions on the last day of the Plan Year, without regard to any income or loss occurring during such Plan Year.

2.2.5.	Orphaned Matching Contributions. If excess contributions are distributed pursuant to this Section 2.2, applicable matching contributions under Section 3.3 of the Plan Statement shall be treated as forfeitures and reallocated as provided in Section 6.2 of the Plan Statement.

2.3.	Section 401(k) Curative Contribution.

2.3.1.	Amount and Eligibility. If neither of the Section 401(k) tests set forth in Section 2.1 of this Appendix has been satisfied and a distribution of “excess contributions” has not been made pursuant to Section 2.2 of this Appendix, then the Employer shall make a discretionary contribution for that Plan Year. Forfeitures shall not be included in this allocation. Only those Participants who were eligible NHCEs for that Plan Year shall share in such allocation. This allocation shall be made first to the Participant with the least amount of compensation and then, in ascending order of compensation, to other Participants. The amount of the Employer discretionary contribution to be so allocated shall be that amount required to cause the Plan to satisfy either of the Section 401(k) tests set forth in Section 2.1 of this Appendix for the Plan Year; provided, however, that in no case shall any amounts be allocated to a Participant in excess of an amount equal to the Participant’s compensation as defined in Section 2.1.1 above, for the portion of such Plan Year that the employee is an eligible employee multiplied by the greater of:

(a)	five percent (5%); or

(b)	the Plan’s 401(k) representative contribution rate (as defined in Section 2.1 of this Appendix) for such Plan Year multiplied by two (2).

Such Employer discretionary contribution shall be treated as a qualified nonelective contribution subject to section 1.401(k)-2(a)(6) of the Income Tax Regulations, which is incorporated herein.

2.3.2.	Crediting to Account. The Employer discretionary contribution which is so allocated to a Participant shall be allocated to that Participant’s Retirement Savings Account for the Plan Year with respect to which it is made and, for the purposes of Section 4 of the Plan Statement, shall be credited as soon as practicable after it is received by the Trustee.

SECTION 3

SECTION 401(m) COMPLIANCE

3.1.	Section 401(m) Compliance.

3.1.1.	Special Definitions. For purposes of this Section 3, the following special definitions shall apply:

(a)	An eligible employee means an individual who is eligible to receive an Employer matching contribution for any portion of the Plan Year (whether or not the individual does so). If, for any Plan Year, the individuals who have not satisfied the minimum age and service requirements specified in Section 410(a)(1) of the Code (i.e., have not completed one (1) year of service and attained age twenty-one (21) years), would satisfy the requirements of Section 410(b)(1) (i.e., the “ratio percentage” or “average benefit percentage” coverage test) if tested separately from other eligible employees, then for that Plan Year, the individuals who have not satisfied the minimum age and service requirements with respect to that Plan Year may, at the election of the Committee, be entirely excluded from consideration in determining who is an eligible employee. Alternatively, the Committee may, if it so elects, exclude from consideration in determining who is an eligible employee only those individuals who have not satisfied the minimum age and service requirements specified in Section 410(a)(1) of the Code and are not Highly Compensated Employees with respect to that Plan Year.

(b)	An eligible Highly Compensated Employee (“eligible HCE”) means an eligible employee who is a Highly Compensated Employee.

(c)	An eligible Nonhighly Compensated Employee (“eligible NHCE”) means an eligible employee who is not a Highly Compensated Employee.

(d)	Contribution percentage means the ratio (calculated separately for each eligible employee) of:

(i)	the total amount, for the Plan Year, of Employer contributions credited to the eligible employee’s Employer Matching Account excluding:

(A)	any Employer matching contributions used in determining the deferral percentage under Section 2.1.1(d)(i) of this Appendix, and

(B)	any Employer matching contributions of eligible HCEs that are forfeited pursuant to Sections 1.1.6 or 2.2.5 of this Appendix,

and including, if the Committee elects, all or a portion of the Employer contributions credited to the eligible employee’s Retirement Savings Account and, if applicable, Roth Account, provided that the 401(k) compliance testing under Section 2.1 of this Appendix is satisfied both with and without exclusion of such Employer contributions, to

(ii)	the eligible employee’s compensation, as defined below for the portion of such Plan Year that the employee is an eligible employee.

For this purpose, Employer contributions will be considered made in the Plan Year if they are allocated as of a date during such Plan Year and are delivered to the Trustee within twelve (12) months after the end of such Plan Year.

(e)

Compensation means compensation for services performed for the Employer defined as “§ 415 compensation” in Appendix A to this Plan Statement. Notwithstanding the definition of “§ 415 compensation” in Appendix A to this Plan Statement, compensation shall always be determined on a cash (and not on an accrual) basis and compensation shall be determined on a Plan Year basis (which is not necessarily the same as the limitation year). Except as provided in Section 3.1.2(b) of this Appendix, compensation for purposes of this Section 2 shall be limited to the portion of such Plan Year that the employee is an eligible employee. An eligible employee’s compensation for a Plan Year shall not exceed the limit on annual compensation under Section 401(a)(17) of the Code, which is Two Hundred Forty-Five Thousand Dollars ($245,000) for 2009 (as adjusted under the Code for cost-of-living increases).

(f)	Average contribution percentage means, for a specified group of eligible employees for the Plan Year, the average of the contribution percentages for all eligible employees in such group.

3.1.2.	Special Rules. For purposes of this Section 3.1, the following special rules apply:

(a)	Rounding. The contribution percentage of each eligible employee and the average contribution percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent.

(b)	HCEs Eligible to Participate in Multiple Plans. The contribution percentage of any eligible HCE who is eligible to participates in any other plan of the Employer and Affiliates to which nondeductible voluntary contributions and Employer matching contributions are made on behalf of the eligible HCE shall be equal to the ratio of:

(i)	the sum of all such nondeductible voluntary contributions and Employer matching contributions, and if used to determine the contribution percentage of eligible employees, Employer contributions made pursuant to a deferral election or qualified nonelective contributions (within the meaning of Section 401(m)(4)(C) of the Code), or both, under all such plans for the Plan Year, to

(ii)	the eligible HCE’s compensation (as defined in Section 3.1.1 of this Appendix) for the entire Plan Year.

If an eligible HCE participates in two or more plans of the Employer and all Affiliates that have different plan years, all nondeductible voluntary contributions and Employer matching contributions (and, if used to determine the contribution percentage of eligible employees, Employer contributions made pursuant to a deferral election or qualified nonelective contributions, or both) made during the Plan Year under all such plans (other than those that may be permissively aggregated) shall be aggregated. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated pursuant to Section 1.401(m)-1(b)(4) of the Income Tax Regulations.

(c)	Disproportionate Contributions for NHCEs Not Taken into Account. Employer matching contributions shall not be taken into account in determining the contribution percentage of any eligible NHCE to the extent such matching contributions exceed the greater of:

(i)	Five percent (5%) of the eligible NHCE’s Recognized Compensation for such Plan Year,

(ii)	the eligible NHCE’s elective (pre-tax and Roth) contributions for such Plan Year, or

(iii)	the product of (A) multiplied by (B), where (A) and (B) are:

(A)	two (2); and

(B)	the Plan’s representative matching rate (as defined below) multiplied by the eligible NHCE’s elective (pre-tax and Roth) contributions for the Plan Year.

For purposes of Section 3 of this Appendix, the “Plan’s representative matching rate” means, for any eligible NHCE for the Plan Year, the greater of:

(i)	the lowest matching rate (as defined below) for any eligible NHCE among a group of eligible NHCEs that consists of one-half (1/2) of all eligible NHCEs in the Plan for the Plan Year who made elective contributions for the Plan Year, or

(ii)	the lowest matching rate (as defined below) for all eligible NHCEs in the Plan who are employed by the Employer on the last day of the Plan Year and who made elective contributions for the Plan Year.

For purposes of Section 3 of this Appendix, the “matching rate” means the ratio (calculated separately for each eligible NHCE) of:

(i)	the total amount, for the Plan Year, of Employer contributions credited to the eligible NHCE’s Employer Matching Account, to

(ii)	the total amount, for the Plan Year, of elective contributions credited to the eligible NHCE’s Retirement Savings Account and, if applicable, Roth Account.

If, however, the matching contribution is not the same for all levels of elective (pre-tax and Roth) contributions for an eligible NHCE, such employee’s matching rate shall be determined assuming that the employee’s elective (pre-tax and Roth) contributions for the Plan Year are equal to six percent (6%) of the employee’s Recognized Compensation for the Plan Year.

(d)	Permissive Aggregation. If this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 3.1 shall be applied by determining the average contribution percentage of eligible employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year and they use the same 401(m) testing method.

3.1.3.	The 401(m) Tests-Current Year Testing Method. Notwithstanding the foregoing provisions, at least one of the following two tests must be satisfied for each Plan Year:

Test 1:	The average contribution percentage for the group of eligible HCEs for the current Plan Year is not more than the average contribution percentage for the group of eligible NHCEs for the current Plan Year multiplied by one and twenty-five hundredths (1.25).
Test 2:	The excess of the average contribution percentage for the group of eligible HCEs for the current Plan Year over the average contribution percentage for the group of eligible NHCEs for the current Plan Year is not more than two (2) percentage points, and the average contribution percentage for the group of eligible HCEs for the current Plan Year is not more than the average contribution percentage for the group of eligible NHCEs for the current Plan Year multiplied by two (2).

The Committee may elect to substitute the average contribution percentage for the group of all eligible NHCEs for the preceding Plan Year for the average contribution percentage for the group of all other eligible NHCEs for the current Plan Year in Tests 1 and 2 above (i.e., elect the prior year testing method) only if:

(a)	the Plan has used the current year testing method for each of the five (5) preceding Plan Years (or if lesser, the number of Plan Years the Plan has been in existence, including years in which the Plan was a portion of another plan); or

(b)	as a result of a merger or acquisition described in Section 410(b)(6)(C)(i) of the Code, the Employer maintains this Plan, which uses the current year testing method, and another plan, which uses the prior year testing, and the Committee changes this Plan’s testing method to the prior year testing method within the transition period described in Section 410(b)(6)(C)(ii) of the Code.

3.1.4.	Preventative Action Prior to Plan Year End. If the Committee determines that neither of the tests described in Section 3.1.3 will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the Committee may from time to time establish (and modify) maximums for Employer matching contributions of eligible HCEs that are less than the contributions which would otherwise be permitted or provided. No Employer matching contributions shall be made in excess of such maximums after the date such maximums are effective. The Committee shall prescribe rules concerning such modifications, including the frequency of applying the tests designed in Section 3.1.3 and the commencement and termination dates for any modifications.

3.2.	Distribution of Excess Aggregate Contributions.

3.2.1.	In General. Notwithstanding any other provision of the Plan Statement, excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year to eligible HCEs as determined in this Section.

3.2.2.	Determining Excess Aggregate Contributions. For purposes of this Section, excess aggregate contributions shall mean, with respect to any Plan Year, the excess of:

(a)	the aggregate amount of contributions taken into account in computing the average contribution percentage of eligible HCEs for such Plan Year, over

(b)	the maximum amount of such contributions permitted by the Section 401(m) tests described in Section 3.1 of this Appendix. Such maximum amount of contributions shall be determined by reducing (not distributing) eligible HCEs’ contributions as follows:

(i)	The Employer matching contributions for the eligible HCE who has the highest contribution percentage shall be reduced by the amount required to cause such eligible HCE’s contribution percentage to equal the next highest contribution percentage of an eligible HCE.

(ii)	If neither of the tests is satisfied after such reduction, the Employer matching contributions for eligible HCEs who then have the highest contribution percentage (including those reduced under (i) above) shall be reduced by the amount required to cause such eligible HCEs’ contribution percentage to equal the next highest contribution percentage of an eligible HCE.

(iii)	If neither of the tests is satisfied after such reductions, this method of reduction shall be repeated one or more additional times until one of the tests is satisfied.

3.2.3.	Distribution of Excess Aggregate Contributions. Excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be distributed from the eligible HCE’s Employer Matching Account. If the excess aggregate contributions exceed the amount of contributions credited to the eligible HCE’s Employer Matching Account for such Plan Year, then the remaining excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be distributed from the eligible HCE’s Retirement Savings Account and, if applicable, Roth Account but only if elective (pre-tax and Roth) contributions are used to determine the contribution percentage under Section 3.1.1(d) of this Appendix for such Plan Year. The amount of excess aggregate contributions to be allocated and distributed on behalf of each eligible HCE for the Plan Year shall be equal to the amount of reduction determined as follows:

(a)	The Employer matching contributions of the eligible HCE who has the highest dollar amount of such contributions shall be reduced by the amount required to cause such eligible HCE’s contributions to equal the next highest dollar amount received by eligible HCEs.

(b)	If any excess aggregate contributions remain after performing (a), then the eligible HCEs who have the next highest dollar amount of Employer matching contributions (including those reduced under (a) above) shall be reduced by the amount required to cause such eligible HCEs’ contributions to equal the next highest dollar amount received by eligible HCEs.

(c)	If any excess aggregate contributions remain after performing (a) and (b), this method of reduction shall be repeated one or more additional times until no excess aggregate contributions remain.

Provided, however, if the total amount of reduction determined in (a) through (b) would be greater than the amount of excess aggregate contributions, then the final reduction amount shall be decreased so that the total amount of reductions equals the amount of excess aggregate contributions.

3.2.4.	Determination of Income or Loss. The excess aggregate contributions to be distributed to any eligible HCE shall be adjusted for income or loss for the Plan Year (but not the gap period). Unless the Committee and the recordkeeper for the Plan agree otherwise in writing, the income or loss allocable to excess aggregate contributions to be distributed shall be determined by multiplying the income or loss allocable to the eligible HCE’s Employer matching contributions to the extent used to determine the eligible HCE’s contribution percentage under Section 3.1.1(d) of this Appendix), and if used to determine an eligible HCE’s contribution percentage under Section 3.1.1(d) of this Appendix, elective (pre-tax and Roth) contributions for the Plan Year by a fraction, the numerator of which is the excess aggregate contributions to be distributed to the eligible HCE for the Plan Year and the denominator of which is the sum of the eligible HCE’s account balances attributable to Employer matching contributions and such elective (pre-tax and Roth) contributions on the last day of the Plan Year, without regard to any income or loss occurring during such Plan Year.

3.2.5.	Orphaned Matching Contributions. If elective (pre-tax and Roth) contributions treated as excess aggregate contributions are distributed pursuant to this Section 3.2 of the Plan Statement, applicable matching contributions under Section 3.3 of the Plan Statement shall be treated as forfeitures and reallocated as provided in Section 6.2 of the Plan Statement.

3.3.	Section 401(m) Curative Contribution.

3.3.1.	Amount and Eligibility. If neither of the section 401(m) tests set forth in Section 3.1 of this Appendix has been satisfied and a distribution of “excess aggregate contributions” has not been made pursuant to Section 3.2 of this Appendix, then the Employer shall make an additional matching contribution for that Plan Year. Forfeitures shall not be included in this allocation. Only those Participants who were eligible NHCEs for that Plan Year and who were entitled to receive an Employer matching contribution shall share in such allocation. This allocation shall be made first to the Participant with the least amount of compensation and then, in ascending order of compensation, to other Participants. The amount of the Employer matching contribution to be so allocated shall be that amount required to cause the Plan to satisfy either of the Section 401(m) tests set forth in Section 3.1 of this Appendix for the Plan Year; provided, however, that in no case shall any amounts be so allocated to cause a Participant’s Employer matching contributions for such Plan Year to exceed the maximum amount permitted to be taken into account in determining the eligible NHCE’s contribution percentage pursuant to Section 3.1.2(c) of this Appendix.

3.3.2.	Crediting to Account. The Employer matching contribution which is so allocated to a Participant shall be allocated to that Participant’s Employer Matching Account for the Plan Year with respect to which it is made and, for the purposes of Section 4 of the Plan Statement, shall be credited as soon as practicable after it is received by the Trustee.